UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2014

URS Corporation
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:   (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 6, 2014, URS Corporation issued a press release announcing the completion of its offer to exchange any and all of its outstanding $400,000,000 aggregate principal amount of 3.850% Senior Notes due 2017 and its outstanding $600,000,000 aggregate principal amount of 5.000% Senior Notes due 2022, each of which are not registered under the Securities Act of 1933, as amended (the “Act”), for an equal principal amount of its 3.850% Senior Notes due 2017 and its 5.000% Senior Notes due 2022, each of which have been registered under the Act.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

99.1	Press Release, dated January 6, 2014, entitled “URS Corporation Announces Completion Of Exchange Offer For Its 3.850% Senior Notes Due 2017 And Its 5.000% Senior Notes Due 2022.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: January 6, 2014	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 6, 2014, entitled “URS Corporation Announces Completion Of Exchange Offer For Its 3.850% Senior Notes Due 2017 And Its 5.000% Senior Notes Due 2022.”